STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of _____, 2007, by and between (i) Southridge Technology Group, Inc., a Delaware corporation (“Pubco”) that will acquire all of the issued and outstanding capital stock of RxElite Holdings Inc., a Delaware corporation (“RxElite”), and succeed to the business of RxElite as its sole line of business (on a combined, post-acquisition basis, Pubco and its subsidiary, RxElite, are collectively referred to as “Seller”) and (ii) the investors listed on Exhibit A hereto (the “Buyers”).

WITNESSETH:

WHEREAS, Seller desires to sell to the Buyers the shares of Seller’s common stock (the “Common Stock”) and warrants to purchase common stock (the “Warrants” and together with the Common Stock, the “Securities”) listed next to each Buyer’s name on Exhibit A hereto; and

WHEREAS, Seller has agreed to effect the registration of the shares of Common Stock referred to above and the shares of Common Stock underlying the Warrants (the “Underlying Shares”) subject to and on the terms and conditions set forth in an amended and restated registration rights agreement substantially in the form of Exhibit B hereto (the “Registration Rights Agreement” and together with this Agreement and the Warrants, the “Transaction Documents”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

1. Sale and Purchase of the Common Stock and Warrants.

1.1 Sale and Purchase.

Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2 hereof), Seller shall issue to each Buyer, and each Buyer shall purchase from Seller, for the Purchase Price per share (as defined in Section 1.2(a) hereof), the shares of Common Stock and the Warrants listed next to each Buyer’s name on Exhibit A.

1.2 Purchase Price and Payment.

(a) Purchase Price. The purchase price per .090606 of one share of Common Stock and for one-half Warrant to purchase .090606 of one share shall be US$6.62 (the “Purchase Price”). Each Warrant shall be exercisable for two years following the date Pubco amends its certificate of incorporation in order to, among other things, increase its authorized capital to allow for full exercise of all Warrants, at an exercise price of US$9.38 per share, and shall be in the form of Exhibit C hereto.

(b) Payment of Purchase Price. Upon the execution of this Agreement, the Purchase Price for the Securities shall be delivered by the Buyers via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions on Exhibit D. All funds received in connection with any purchase of Securities hereunder shall be deposited in a separate escrow account held by Signature Bank (the “Escrow Agent”) pursuant to the terms hereof and of that certain Escrow Agreement, by and among RxElite, the Investor Representative and the Escrow Agent (the “Escrow Agreement”).

2. Closing. (a) The closing of the sale and purchase of the Securities hereunder (the “Closing”) shall be deemed to take place at the offices of Seller, at 4:00 p.m., local time, on the date hereof, or at such later time or date as the Buyers and Seller may mutually agree in writing. The date upon which the Closing shall occur is herein called the “Closing Date”. (b) The Closing shall not take place until such time as the Buyers have agreed to purchase Securities for an aggregate Purchase Price of $3,500,000 or more. (c) During a period of 90 calendar days after the Closing, Seller may hold one or more additional Closings with respect to Buyers who desire to purchase Securities on the terms set forth in this Agreement and such Buyers shall become parties to this Agreement on the date of such subsequent Closing, provided, however, that (i) nothing herein shall be implied to require Seller to sell Securities to such prospective Buyers and (ii) the representations and warranties made herein by Seller shall be made only as of the initial Closing Date.

3. Representations and Warranties of Seller. Except as set forth on the disclosure schedules delivered to Buyers herewith (the “Disclosure Schedules”) or in the Jumbo 8-K (as defined below) delivered to Buyers contemplated in Section 4.4 hereof or the Capitalization Table provided herewith, Seller hereby represents and warrants to the Buyers as follows:

3.1 Subsidiaries. RxElite has no direct or indirect subsidiaries, other than Cendian Pharmaceuticals Ltd., an inactive Canadian corporation which is in the process of being administratively dissolved. RxElite owns all of the capital stock of the foregoing subsidiary.

3.2 Organization and Qualification. Each of Pubco and RxElite is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its state of organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Pubco nor RxElite is in violation or default of any of the provisions of its articles or certificate of incorporation or bylaws. Each of Pubco and RxElite is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets or business of Pubco or RxElite, or (iii) a material adverse effect on Pubco or RxElite’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to Seller’s Knowledge, no legal proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Seller’s Knowledge” and “Knowledge Of Seller” shall mean the actual knowledge of Seller’s executive officers after reasonable inquiry.

3.3 Authorization; Enforcement. Seller has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Seller and no further action is required by Seller, its board of directors or its stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by Seller and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of Seller enforceable against Seller in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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3.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by Seller and the consummation by Seller of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of Seller’s articles or certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of Seller, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Seller debt or otherwise) or other understanding to which Seller is a party or by which any property or asset of Seller is bound or affected, or (iii) to Seller’s Knowledge, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of Seller is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.5 Filings, Consents and Approvals. Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by Seller of the Transaction Documents, other than filings in compliance with U.S. federal and state securities laws and Canadian securities laws.

3.6 Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by Seller other than restrictions provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by Seller other than restrictions provided for in the Transaction Documents. Seller has reserved from its duly authorized capital stock a number of shares of Common Stock sufficient for the Warrants to be exercised in full.

3.7 Capitalization. The capitalization of Pubco and RxElite is as set forth in the Jumbo 8-K.

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3.8 Financial Statements. The audited financial statements of RxElite as of December 31, 2006 are as set forth in the Jumbo 8-K. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and fairly present in all material respects the financial position of Seller as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

3.9 Material Changes. Since December 31, 2006, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) RxElite has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in RxElite’s financial statements pursuant to GAAP, (C) liabilities and costs and expenses incurred in connection with the raising of funding for RxElite, (iii) RxElite has not altered its method of accounting, (iv) RxElite has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) RxElite has not issued any equity securities to any officer, director or affiliate, except pursuant to existing stock option plans.

3.10 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of Seller, threatened against or affecting RxElite or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. Neither RxElite nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

3.11 Labor Relations. No material labor dispute exists or, to the Knowledge of Seller, is imminent with respect to any of the employees of RxElite that could reasonably be expected to result in a Material Adverse Effect. None of RxElite’s employees is a member of a union that relates to such employee’s relationship with RxElite, and RxElite is not a party to a collective bargaining agreement, and Seller believes that RxElite’s relationship with its employees is good. No executive officer, to the Knowledge of Seller, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement with RxElite. To Seller’s Knowledge, RxElite is in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.12 Compliance. RxElite (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Seller under), nor has RxElite received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) to Seller’s Knowledge, is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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3.13 Regulatory Permits. To Seller’s Knowledge, RxElite possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as is presently conducted, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and RxElite has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.14 Title to Assets. RxElite has good and marketable title in fee simple to all real property owned by it that is material to its business and good and marketable title in all personal property owned by it that is material to its business, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by RxElite and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties or liens that arose in the ordinary course of RxElite’s business. Any real property and facilities held under lease by RxElite are held by it under valid, subsisting and enforceable leases with which RxElite is in compliance, except for such violations which would not cause a Material Adverse Effect.

3.15 Patents and Trademarks. RxElite has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as presently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). RxElite has not received a notice (written or otherwise) that the Intellectual Property Rights used by RxElite violates or infringes upon the rights of any person. To the Knowledge of Seller, (i) all such Intellectual Property Rights are enforceable and (ii) there is no existing infringement by another person of any of the Intellectual Property Rights. RxElite has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.16 Insurance. RxElite is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which RxElite is engaged and for companies similar in size to RxElite. Seller has no reason to believe that RxElite will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue RxElite’s business without a significant increase in cost.

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3.17 Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in the Transaction Documents, no registration under the Securities Act of 1933, as amended (the “Act”), is required for the offer and sale of the Securities by Seller to the Buyers as contemplated hereby.

3.18 Registration Rights. Other than as set forth in the Registration Rights Agreement to which the Buyers are a party, no person has any right to cause Seller to effect the registration under the Act of any securities of Seller.

3.19 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, RxElite has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and Seller has no knowledge of a tax deficiency which has been asserted or threatened against RxElite.

3.20 Transactions with Affiliates and Employees. None of the officers or directors of RxElite and, to the Knowledge of Seller, none of the employees of RxElite is presently a party to any transaction with RxElite (other than for services as employees, officers and directors or in connection with such person’s acquisition or holding of securities of RxElite), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of Seller, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of RxElite and (iii) other employee benefits, including stock option agreements under any stock option plan of RxElite.

3.21 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Buyers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.22 Accountants. Seller’s accounting firm is H. J. & Associates.

3.23 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by Seller to arise, between Seller and the accountants and lawyers formerly or presently employed by RxElite.

3.24 No General Solicitation. Neither RxElite nor any person acting on behalf of RxElite has offered or sold any of the Securities by any form of general solicitation or general advertising. Seller has offered the Securities for sale only to the Buyers and certain other “accredited investors” within the meaning of Rule 501 under the Act.

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3.25 Acknowledgment Regarding Buyers’ Purchase of Securities. Seller acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. Seller further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Seller (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyers’ purchase of the Securities. Seller further represents to each Buyer that Seller’s decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by Seller and its representatives.

4. Representations and Warranties of Buyer. Each of the Buyers, severally and not jointly, hereby represents and warrants to Seller as follows:

4.1 Due Existence; Authority. If the Buyer is a company, it is a duly organized legal entity, validly existing and in good standing under the laws of the state of its organization and has the requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. If the Buyer is a partnership, syndicate or other form of unincorporated organization, the Buyer has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the Buyer is a natural person, the Buyer has obtained the age of majority and has the legal capacity and competence to execute this Agreement and to take all actions required pursuant thereto.

4.2 Enforceability. This Agreement has been duly executed and delivered by Buyer and is the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

4.3 Investment Representations. The Buyer is acquiring the Securities, and any capital stock issuable upon exercise of the Securities, for the Buyer’s own account, for investment and not with a view to, or for sale in connection with, any distribution of such securities or any part thereof. The Buyer (i) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks involved in purchasing the Securities, (ii) is able to bear the economic risks (including, a complete loss) involved in purchasing the Securities and has the adequate means of providing for its current needs and contingencies, (iii) has had the opportunity to ask questions of, and receive answers from, Seller and persons acting on Seller’s behalf concerning Seller’s business, management, and financial affairs and the terms and conditions of the Securities. The Buyer’s jurisdiction of residence is set forth on Exhibit A.

4.4 1933 SEC Act. The Buyer acknowledges that (i) it has received and had the opportunity to review the Jumbo 8-K with respect to the pending acquisition of RxElite by Pubco describing Seller’s business and operations following such acquisition, and (ii) it has reviewed the Jumbo 8-K, including, without limitation, the description of business and risk factors with respect to Seller and this offering set forth in the Jumbo 8-K. The Buyer acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by the Buyer, the Buyer’s attorney and/or the Buyer’s accountant as set forth in Rule 502 of Regulation D under the Act and that all records and books of RxElite were available during reasonable business hours at RxElite’s principal place of business. The Buyer and/or its adviser(s) have had a reasonable opportunity to ask questions of and receive answers from RxElite, or a person or persons acting on its behalf, concerning the terms and conditions of the offering of the Securities, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense. All such questions have been answered to the full satisfaction of the Buyer.

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4.5 Accredited Investor; Residence. The Buyer is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Act. The jurisdiction referred to under “Address” in Exhibit A attached hereto is the Buyer’s residence or place of business and is not created or used solely for the purpose of acquiring the Securities and the Buyer is not purchasing the Securities for the account or benefit of any person in any jurisdiction other than such jurisdiction;

4.6 THE BUYER RECOGNIZES THAT AN INVESTMENT IN SELLER IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK, AND THAT PURCHASERS OF SECURITIES COULD LOSE THEIR ENTIRE INVESTMENT.

4.7 Certain Securities Matters. In reliance upon the Buyers’ representations and warranties in this Agreement (including Appendix A and Appendix B to this Agreement), neither the offering nor the sale of the Securities has been registered under the Act or any state securities laws or regulations. The Buyer was not offered or sold the Securities, directly or indirectly, by means of any form of general solicitation or general advertising, including the following: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; or (ii) to the knowledge of the Buyer, any seminar or meeting whose attendees had been invited by any general advertising. There is no public market for the Securities and Seller is under no obligation to register the Securities on the Buyer’s behalf or to assist the Buyer in complying with any exemption from registration (other than as set forth in the Registration Rights Agreement). The Buyer has not received or been provided with a prospectus, offering memorandum or sales or advertising literature and the Buyer’s decision to purchase the Securities was not based upon and the Buyer has not relied upon any verbal or written representations as to fact made by Seller or any other person (other than those representations and warranties set forth in Article 3 of this Agreement) but that the Buyer’s decision was based upon the information about Seller that is publicly available.

4.8 Liquidity. The Buyer must hold the Securities indefinitely unless the sale or transfer thereof is subsequently registered under the Act or an exemption from such registration is available. The Buyer may not subsequently sell, assign, pledge, or otherwise transfer the Securities except: (i) pursuant to an effective registration statement registering the securities under the Act and/or applicable state securities laws, or (ii) pursuant to the opinion of counsel, which is satisfactory to Seller, that such registration under the Act and/or such state securities laws is not required to effect such subsequent sale, assignment, pledge, or other transfer.

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4.9 Legend. The following legend referring to the foregoing restrictions will be set forth on certificates representing the Securities, as set forth below:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

The following additional legend shall be set forth on certificates representing the Securities issued to Buyers resident in Canada:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [insert issuance date], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

4.10 Certain Prohibited Persons. The Buyer is not a person or entity (a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”) is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC (“Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Buyer nor any Person who owns an interest in the Buyer (collectively, a “Purchaser Party”) is a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

4.11 Source of Funds. The Buyer has taken such measures as are required by law to assure that the funds used to pay to Seller the Purchase Price are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

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4.12 Certain Legislation. To the best of the Buyer’s knowledge, neither the Buyer nor any Purchaser Party, nor any Person providing funds to the Buyer: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section, the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA Patriot Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

4.13 Bank Act. The Buyer is in compliance with any and all applicable provisions of the Patriot Act including, without limitation, amendments to the Bank Secrecy Act. If the Buyer is a Financial Institution, it has established and is in compliance with all procedures required by the Buyer and the Bank Secrecy Act.

4.14 Appendix. The Buyer has accurately and truthfully completed Appendix A attached hereto. Each Buyer that is a resident of Canada or is otherwise subject to the securities laws of any Province of Canada (a “Canadian Buyer”) has accurately and truthfully also completed Appendix B attached hereto.

4.15 Canadian Representations. Each Canadian Buyer hereby represents and warrants to Seller that the representations, warranties and acknowledgements set out in Exhibit E attached hereto.

4.16 Covenants of Purchasers Not to Short Stock. The Buyer, on behalf of itself and its affiliates, hereby covenants and agree not to, directly or indirectly, offer to “short sell”, contract to “short sell” or otherwise “short sell” the securities of Seller, including, without limitation, shares of Common Stock that will be received as a result of the exercise of the Warrants.

5. Further Assurances. Each of the parties shall, prior to or at the Closing, as may be appropriate, execute such documents and other papers and take such other further actions as may be reasonably required to carry out the provisions hereof and effectuate the transactions contemplated hereby. Each party shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions to its obligation to effect the Closing, including promptly obtaining any consents required in connection herewith.

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6. Conditions Precedent to the Obligation of Buyer to Close. The obligation of each Buyer to complete the Closing, and the right for Seller to accept any purchase of Securities hereunder, is subject to the fulfillment on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived by the holders of a majority of the Securities sold hereunder, collectively, in writing:

6.1 Agreements and Conditions. On or before the Closing Date, Seller shall have complied with and duly performed and satisfied in all material respects all agreements and conditions on its part to be complied with and performed by such date pursuant to this Agreement.

6.2 Consents. Seller shall have obtained any consents necessary to effectuate this Agreement and to consummate the transactions contemplated hereby.

6.3 Registration Rights Agreement. Seller shall have duly executed and delivered to the Buyers the Registration Rights Agreement.

6.4 Minimum Amount. The Buyers shall have delivered to the Escrow Agent at least $3,500,000 in the aggregate.

6.5 Jumbo 8-K. RxElite shall have provided each Buyer with a substantially completed draft of a Current Report on Form 8-K containing such information about RxElite as would be required to be disclosed in a Registration Statement on Form 10-SB (the “Jumbo 8-K”), and following receipt of such Jumbo 8-K, each Buyer shall have reconfirmed, in writing, its purchase of the Securities hereunder.

6.6 Pubco Merger. Pubco shall have consummated its acquisition of RxElite’s issued and outstanding capital stock and Pubco shall have succeeded to RxElite’s business as its sole line of business.

7. Conditions Precedent to the Obligation of Seller to Close. The obligation of Seller to complete the Closing is subject to the fulfillment on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived by Seller in writing:

7.1 Agreements and Conditions. On or before the Closing Date, each Buyer shall have complied with and performed and satisfied in all material respects all agreements and conditions to be complied with and performed by such date pursuant to this Agreement.

7.2 Payment of Purchase Price. Each Buyer shall have paid to the Escrow Agent the entire Purchase Price.

7.3 Registration Rights Agreement. Each Buyer shall have duly executed and delivered to Seller the Registration Rights Agreement.

7.4 Appendices. Each Buyer shall have completed and delivered to Seller Appendix A or Appendix B, as the case may be, to this Agreement, which shall be acceptable to Seller, in Seller’s discretion.

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7.5 Minimum Amount. The Buyers shall have delivered to the Escrow Agent at least $3,500,000 in the aggregate.

7.6 Jumbo 8-K. RxElite shall have provided each Buyer with the Jumbo 8-K and, following receipt of such Jumbo 8-K, each Buyer shall have reconfirmed, in writing, its purchase of the Securities hereunder.

7.7 Pubco Merger. Pubco shall have consummated its acquisition of RxElite’s issued and outstanding capital stock and Pubco shall have succeeded to RxElite’s business as its sole line of business.

8. Miscellaneous.

8.1 Publicity. Subject to the requirements of the applicable securities laws, no publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by the Buyers and Seller jointly.

8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i) If to Seller:

RxElite Holdings Inc.
1404 N. Main St., Ste. 200
Meridian, ID 83642
Attention: Daniel Chen, CEO
Facsimile: (208) 288-1191

With a copy (which copy shall not constitute notice) to:

Morrison Foerster
12531 High Bluff Drive, Suite 100
San Diego, California 92130
Attention: Jay de Groot
Facsimile: (858) 720-5125

And
Aird & Berlis LLP
BCE Place
1800 - 181 Bay Street
Toronto, Ontario M5J 2T9
Attention: Richard M. Kimel
Facsimile: (416) 863-1515

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(ii) If to the Buyers: to the address(es) listed on Exhibit A hereto

8.3 Entire Agreement; Exercise of Rights.

(a) This Agreement (including the Appendices and Exhibits hereto) embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, or consent to the departure by any party from any such provision, shall be effective unless it is in writing and signed by Seller and the holders of a majority of the Securities sold hereunder. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of a party to exercise, and no delay in exercising, any right under this Agreement, or any agreement contemplated hereby, shall operate as a waiver hereof by such party, nor shall any single or partial exercise of any right under this Agreement, or any agreement contemplated hereby, preclude any other or further exercise thereof or the exercise of any other right.

8.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York, State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.5 Expenses. Seller and the Buyers shall, bear their respective expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel, brokers or finders, and accountants.

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8.6 Acknowledgment; Waiver of Conflicts. Each Buyer acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement. Each Buyer understands that RxElite has been represented in the preparation, negotiation and execution of this Agreement by Morrison & Foerster LLP, counsel to RxElite, and that Morrison & Foerster LLP has not represented any Buyer or any stockholder, director or employee of Seller or any Investor in the preparation, negotiation and execution of this Agreement. Each Buyer and Seller acknowledges that Morrison & Foerster LLP has in the past represented and is now or may in the future represent one or more Buyers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including the representation of such Buyers or their affiliates in matters of a nature similar to those contemplated by this Agreement. Each Buyer and Seller hereby acknowledges that it has had an opportunity to ask for and has obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, and hereby waives any conflict arising out of such representation with respect to the matters contemplated by this Agreement.

8.7 Investor Representative. Each Buyer hereby appoints Mark Groussman (the “Investor Representative”) as the agent and attorney-in-fact for and on behalf of each holder of Buyer to take all actions specified in the Escrow Agreement. No bond shall be required of the Investor Representative and the Investor Representative shall receive no compensation for services rendered from RxElite or the Seller. Any decision, act, consent or instruction of the Investor Representative shall be final, binding and conclusive upon each of the Buyers and Seller and the Escrow Agent may rely upon any written decision, act, consent or instruction of the Investor Representative. Seller is hereby relieved from any liability to any Person for any acts done by it in accordance with such written decision, act, consent or instruction of the Investor Representative.

8.8 Stock Dividend. As soon as practicable following the Closing, Pubco shall declare a stock dividend of 10.036789 shares for each outstanding share of Common Stock (the “Dividend”), such that following consummation of the Dividend, each stockholder shall hold 11.036789 shares of Common Stock for each one share of stock held prior to the Dividend and the adjusted Purchase Price for one share of Common Stock shall be $.60, the adjusted exercise price of each Warrant shall be $0.85 per share and the adjusted number of shares of Common Stock issuable pursuant to a whole Warrant shall be one share.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

Seller:

By:

Name:
Title:

Buyer:

By:

Name:

Title:

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APPENDIX A

THIS APPENDIX MUST BE COMPLETED BY EACH BUYER THAT IS RESIDENT IN THE UNITED STATES OF AMERICA

NAME OF BUYER: ___________________________________________

I. PLEASE INITIAL THE SPACE AFTER THE DEFINITION OF “ACCREDITED INVESTOR” THAT APPLIES TO YOU. (ONLY ONE SPACE NEEDS TO BE INITIALED.)

(i) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. __________

(For purposes of calculating an investor’s net worth, “net worth” is defined as the difference between total assets and total liabilities, including home, home furnishings, and personal automobiles.)

(ii) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. __________

(iii) Any entity in which all of the equity owners are accredited investors. __________

II. Please indicate the form of ownership desired for the Securities:

_______ Individual (one signature required)

_______ Joint Tenants with right of survivorship (both parties must sign)

_______ Tenants by the Entirety (both parties must sign)

_______ Tenants in Common (all parties must sign)

_______ Limited Liability Company (signature of authorized party or parties required)

III.
     _____________________________________________________________________________
Please PRINT here the exact name Buyer desires for registration of the Securities.

APPENDIX B

THIS APPENDIX MUST BE COMPLETED BY EACH BUYER THAT IS RESIDENT IN CANADA

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG

In connection with the purchase by the undersigned purchaser (“Canadian Buyer”) of Securities of Seller, Canadian Buyer or the undersigned on behalf of Canadian Buyer, as the case may be, certifies for the benefit of Seller:

Canadian Buyer, or one or more beneficial purchaser(s) for whom Canadian Buyer is acting, is a resident of, or the purchase and sale of securities to Canadian Buyer is otherwise subject to the securities legislation of, a Province or Territory of Canada and Canadian Buyer is (and will at the time of acceptance of the subscription be) an accredited investor within the meaning of National Instrument 45-106 - Prospectus and Registration Exemptions (“NI 45-106”) because Canadian Buyer, or beneficial purchaser(s) is/are:

(a) a Canadian financial institution, or a bank listed in Schedule III of the Bank Act (Canada);

(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

(c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ île de Montréal or an intermunicipal management board in Québec;

(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l) an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

(m) a person, other than an individual or an investment fund, that has net assets of at least CDN$5,000,000, as shown on its most recently prepared financial statements;

(n) an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 (where the person subscribes for a minimum amount investment) and 2.19 of NI 45-106 (where the person makes an additional investment in investment funds), or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 (investment fund reinvestment);

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q) a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdictions of the registered charity to give advice on the securities being traded;

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i) an accredited investor, or

(ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

Interpretative Aids

The following definitions relate to certain of the categories of NI 45-106 - Accredited Investor set forth above:

(a) “bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b) “Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c) “control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

(i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(d) “director” means:

(i) a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e) “eligibility adviser” means

(i) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii) in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f) “executive officer” means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv) performing a policy-making function in respect of the issuer;

(g) “financial assets” means

(i) cash,

(ii) securities, or

(iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(h) “founder” means, in respect of an issuer, a person who,

(i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the trade is actively involved in the business of the issuer;

(i) “foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(k) “investment fund” has the same meaning as in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(l) “jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(m) “non-redeemable investment fund” means an issuer,

(i) where contributions of securityholders are pooled for investment,

(ii) where securityholders do not have day to day control over the management and investment decisions of the issuer, whether or not they have the right to be consulted or to give directions, and

(iii) whose securities do not entitle the securityholder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets of the issuer;

(n) “person” includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(o) “regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

(p) “related liabilities” means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets;

(q) “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(r) “spouse” means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(s) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(t) An issuer is an affiliate of another issuer if:

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same person, and

(u) A person (first person) is considered to control another person (second person) if:

(i) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or

(iii) the second person is a limited partnership and the general partner of the limited partnership is the first person.

EXHIBIT A

Name	Address	# Shares of Common Stock	# Warrants	Purchase Price
___________	____________	____________	___________	US$___________

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

WARRANT

EXHIBIT D

WIRE TRANSFER INSTRUCTIONS

EXHIBIT E

CANADIAN BUYER REPRESENTATIONS

Each of the Canadian Buyers, severally and not jointly, hereby represents, warrants and acknowledges to Seller as follows:

(a) the jurisdiction referred to under “Address” in Exhibit A attached hereto is Canadian Buyer’s residence or place of business and is not created or used solely for the purpose of acquiring the Securities and Canadian Buyer is not purchasing the Securities for the account or benefit of any person in any jurisdiction other than such jurisdiction;

(b) Canadian Buyer is acting for Canadian Buyer’s own account and is acquiring the Securities as principal, to be held for investment purposes only and not with a view to resale or distribution (or Canadian Buyer is a duly licensed trust company or insurance company, or a duly registered dealer or adviser and is subscribing for the Securities for the portfolio of a person managed solely by such company, dealer or adviser);

(c) Canadian Buyer meets the definition of “accredited investor” pursuant to National Instrument 45-106 - Prospectus and Registration Exemptions and has delivered to Seller together with this Agreement a fully executed Certificate of Accredited Investor set out as Appendix B hereto;

(d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e) the Securities issued hereunder are subject to resale restrictions under applicable securities legislation. Canadian Buyer agrees not to resell and not to cause any purchaser of Securities to resell the Securities in Canada or to any Canadian person for a period of at least four months following the Closing Date, or for such period as is prescribed by applicable securities laws, whichever is longer, and to file all required reports of the resale of the Securities as may be required by applicable securities laws within the time periods prescribed;

(f) the certificates representing the Securities will bear the legend set forth in Section 4.9;

(g) Canadian Buyer has not received or been provided with a prospectus, offering memorandum or sales or advertising literature and Canadian Buyer’s decision to purchase the Securities was not based upon and Canadian Buyer has not relied upon any verbal or written representations as to fact made by Seller or any other person but that Canadian Buyer’s decision was based upon the information about Seller which is publicly available;

(h) no person has made any written or oral representations:

(i) that any person will resell or repurchase the Securities;

(ii) that any person will refund the aggregate Purchase Price for the Securities; or

(iii) as to the future price or value of the Securities;

(i) Canadian Buyer is not purchasing the Securities with knowledge of material information concerning Seller which has not been generally disclosed;

(j) Canadian Buyer’s purchase of the Securities has not been made through or as a result of, and the distribution of the Securities is not being accompanied by, an advertisement, including in electronic display, or general solicitation;

(k) Seller is relying on an exemption from the requirement to provide Canadian Buyer with a prospectus under applicable securities laws and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, may not be available to Canadian Buyer (depending on the jurisdiction in which Canadian Buyer resides);

(l) Canadian Buyer has been advised to consult its own legal advisors with respect to trading in the Securities and with respect to resale restrictions imposed thereon by applicable securities laws;

(m) Canadian Buyer is solely responsible (and Seller is not in any way responsible) for compliance with applicable resale restrictions under applicable securities laws;

(n) to Canadian Buyer’s knowledge, none of the funds being used to purchase the Securities are proceeds obtained or derived directly or indirectly as a result of illegal activity;

(o) Canadian Buyer is not and any beneficial purchaser for whom Canadian Buyer is contracting hereunder is not a promoter of Seller within the meaning of applicable securities laws;

(p) in order to comply with Canadian legislation aimed at the prevention of money laundering, Seller may require additional information concerning investors from time to time, and Canadian Buyer agrees to provide all such information. Canadian Buyer further acknowledges that if, as a result of any information or other matter which comes to Seller’s attention, any director, officer or employee of Seller, or its professional advisers, knows or suspects that a Canadian Buyer is engaged in money laundering, such person is required to report such information or other matter to the Financial Transactions and Reports Analysis Centre of Canada and such report shall not be treated as a breach of any restriction upon the disclosure of information imposed by Canadian law or otherwise; and

(q) if Canadian Buyer is resident in the Province of Ontario, Seller is required to file an Authorization of Indirect Collection of Personal Information for Distributions in Ontario, which contains Canadian Buyer’s personal information and details of the sale of the Common Stock and Warrants. Canadian Buyer is hereby notified: (i) of the delivery to the Ontario Securities Commission of Canadian Buyer’s full name, residential address and telephone number; (ii) that this information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation; (iii) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (iv) that the public official set out below can answer questions about the Ontario Securities Commission’s indirect collection of the information. By signing this Agreement, Canadian Buyer hereby authorizes the indirect collection of the information by the Ontario Securities Commission.

Ontario Securities Commission
Suite 1903, Box 5520 Queen Street West
Toronto, Ontario M5H 3S8

Telephone: (416) 593-3682
Facsimile: (416) 593-8252

Public official contact regarding indirect collection of information:
Administrative Assistant to the Director of Corporate Finance

Telephone: (416) 593-8086